Acqusitions (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations1 [Abstract]
Disclosure of detailed information about business combinations
Fair Value of Consideration Transferred

Cash purchase consideration paid	30,677
Purchase consideration payable	9,691
Total Consideration	40,368

Assets Acquired

The transaction has been accounted for as a business combination under the acquisition method of accounting. The following table summarizes the estimated fair values of the assets acquired as of the acquisition date.

	Amounts Recognized as of the Acquisition Date	Measurement period adjustments (c)	Amounts Recognized as of Jun 30, 2017
Acquired product rights (a)	37,011	73	37,084
Inventory (b)	3,357	(73)	3,284
Total fair value of consideration transferred	40,368	—	40,368
(a) Acquired product rights have expected useful lives of 7 years.
(b) Includes a non cash fair value increase to inventory of $3,080, of which $2,769 has been recorded in cost of sales during the year ended December 31, 2016 and $311 was recorded in cost of sales during the year ended December 31, 2017.
(c) The measurement period adjustments were made to reflect facts and circumstances existing as of the acquisition date, and did not result from intervening events subsequent to the acquisition date. During the measurement period, the Company recorded certain adjustments to the purchase price allocation including an increase to intangible assets of $73 and a decrease to acquired inventory of $73.